UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2007

WCA Waste Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50808	20-0829917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Riverway, Suite 1400
Houston, Texas  77056
 (Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (713) 292-2400

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Overview

WCA Waste Corporation (“WCA”) has acquired the Ft. Bend Regional Landfill, a transfer station, collection routes and other assets in Houston, Texas from Waste Services, Inc.

Ft. Bend Regional Landfill Acquisition.

On June 29, 2007, WCA Waste Corporation (“WCA Parent”), WCA Texas Management General, Inc. (“WCT GP”), WCA Management Limited, Inc.(“WCT LP”), WCA of Florida, LLC (“WCF”), Southwest Dumpster, Inc. (“SW”) (WCA Parent, WCT GP, WCT LP, WCF and SW are collectively referred to as the “WCA Parties”) entered into a Equity Interest and Asset Purchase and Sale Agreement with Waste Services, Inc., a Delaware corporation (“WSI Parent”), Waste Services of Florida, Inc., a Delaware corporation (“WSF”), WS General Partner, LLC, a Texas limited liability company (“WSGP”) and Waste Services Limited Partner, LLC, a Delaware limited liability company (“WSLP”) (WSI Parent, WSF, WSGP and WSLP are collectively referred to as the “WSI Parties”).  Pursuant to the Equity Interest and Asset Purchase and Sale Agreement, the WCA Parties acquired the Ft. Bend Regional Landfill (a 2,664 acre and approximately 46 million cubic yard site currently providing 50 years of life without expansion) a long-term lease on a transfer station, collection routes and other assets in Houston, Texas (the “Fort Bend  Acquisition”).

The WCA Parties exchanged approximately $23.7 million in cash (subject to certain adjustments), a transfer station and hauling operations in Ft. Myers Florida to the WSI Parties for the Ft. Bend Landfill, the transfer station, related hauling operations, and a $10.5 million non-interest bearing note receivable from WSI Parent.

The Equity Interest and Asset Purchase and Sale Agreement contains customary representations, warranties and covenants and certain indemnifications by the WSI Parties and the WCA Parties, and covenants not to compete by the WSI Parties and the WCA Parties.  WCF agreed to provide transition services to WSF with respect to the orderly transition of the operations of the assets acquired.  WSF will pay for such services at cost on a direct cost and material, pass-through basis.

Financing

The cash portion of the purchase price for the Ft. Bend Acquisition was funded through borrowings under WCA’s existing revolving credit facility established under the Credit Agreement described more fully in WCA’s Annual Report on Form 10-K for the year ended December 31, 2006, which also describes the material terms of the Credit Agreement, including the term of the facilities and interest rates. That description of the Credit Agreement is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The description contained in Ft. Bend Regional Landfill Acquisition in Item 1.01 of this report is hereby incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained in Financing in Item 1.01 of this report is hereby incorporated by reference into this Item 2.03.

Item 7.01  Regulation FD Disclosure.

Safe Harbor for Forward-Looking Statements

This filing and the press release that is an exhibit hereto may contain statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. From time to time, our public filings, press releases and other communications (such as conference calls and presentations) will contain forward-looking statements. These forward-looking statements can generally be identified as such because the context of the statement will include words such as "may," "should," "outlook," "project," "intend," "seek," "plan," "believe," "anticipate," "expect," "estimate," "assume," "potential," "continue," or "opportunity," the negatives of these words, or similar words or expressions. Similarly, statements that describe our future plans, objectives or goals are also forward-looking statements. This is true of our description of our acquisition strategy and our capital plan (and the effects of such strategy and plan) for example. Such statements include, but are not limited to, plans, objectives, expectations, intentions and other statements that are not historical facts.

Statements concerning “run-rates” are also forward looking statements, are not audited or based on GAAP and are made based on estimations from information provided to us by the acquired companies and from other sources and estimates developed by us.  In the attached press release we provide “run-rate” estimates for acquired subsidiaries; in other presentations and reports, we provide “run-rate” estimates with respect to us and also separately with respect to one or more acquired businesses.  We determine the period over which to calculate a “run-rate” based on factors we deem to be reasonable.  In computing revenue “run-rates” as of the end of any given period we generally annualize the average of monthly revenues of the companies that we acquired for the period prior to acquisition (which is the “run-rate” for the acquired businesses). Actual revenues may or may not equal the estimated “run-rate.”

All forward looking statements are based upon the current beliefs and expectations of WCA's management and are subject to significant risks and uncertainties. Some of those risks and uncertainties have been more fully described in "Risk Factors and Cautionary Statement about Forward-Looking Statements" in WCA's Annual Report on Form 10-K with respect to the year ended December 31, 2006 and its Quarterly Report on Form 10-Q with respect to the quarterly period ending on March 31, 2007. The risks and uncertainties include, without limitation: we may not be able to execute our acquisition strategy effectively (including with respect to any potential acquisition candidates that we have identified), any weakness in the economy related to our markets may result in reductions in demand for the Company's services, we may not be able to integrate acquired businesses successfully, revenue and other synergies from the acquisition may not be fully realized or may take longer to realize than expected, we may not be able to improve internalization rates by directing waste volumes from acquired businesses to our landfills for regulatory or other reasons, we may suffer unexpected liabilities associated with our acquisitions, disruptions from the acquisition may make it more difficult to maintain relationships with customers, potential increases in commodity, insurance and fuel prices could increase our operating expenses significantly and we face the risk of new and changing regulation. Please consider these factors carefully in evaluating the forward-looking statements and do not place undue reliance on such forward- looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances..

No Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in this report will not be incorporated by reference into any filing made by WCA under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
Exhibit 2.1*+
Equity Interest and Asset Purchase and Sale Agreement, effective as of the 29th day of June, 2007, among WCA Waste Corporation, WCA TexasManagement General, Inc., WCA Management Limited, Inc., WCA of Florida, LLC, Southwest Dumpster, Inc., Waste Services, Inc., Waste Services of Florida, Inc., WS General Partner, LLC, and Waste Services Limited Partner, LLC.

Exhibit 99.1**	WCA Waste Corporation Press Release, dated June 29, 2007.

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* Confidential treatment will be requested with respect to certain information contained in this agreement.

**Filed herewith

+ To be filed with WCA’s quarterly report on Form 10-Q for the period ending June 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA WASTE CORPORATION

Date: July 2, 2007

/s/ Charles A. Casalinova
Charles A. Casalinova
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1*+
Equity Interest and Asset Purchase and Sale Agreement, effective as of the 29th day of June, 2007, among WCA Waste Corporation, WCA TexasManagement General, Inc., WCA Management Limited, Inc., WCA of Florida, LLC, Southwest Dumpster, Inc., Waste Services, Inc., Waste Services of Florida, Inc., WS General Partner, LLC, and Waste Services Limited Partner, LLC.

Exhibit 99.1**	WCA Waste Corporation Press Release, dated June 29, 2007.

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* Confidential treatment will be requested with respect to certain information contained in this agreement.

**Filed herewith.

+ To be filed with the WCA’s quarterly report on Form 10-Q for the period ending June 30, 2007.